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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         The Lightspan Partnership, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                 33-0585210
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

      10140 Campus Point Drive, San Diego, CA                   92121
     ----------------------------------------                 ----------
     (Address of principal executive offices)                 (zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(c), check the following box.          [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.       [X]



Securities Act registration statement                       333-90103
file number to which this form relates:                   --------------
                                                         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to                       Name of Each Exchange on Which
       be so Registered                          Each Class is to be Registered

            None
    ----------------------                       ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $0.001 per share
                  ----------------------------------------
                              (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of Capital Stock" beginning on page 72 of the preliminary prospectus contained in Registrant's Amendment No. 3 to Registration Statement on Form S-1 filed with the Commission on January 21, 2000 (No. 333-90103), as amended.

ITEM 2. EXHIBITS.

Exhibit
Number     Description
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
1.         Specimen Common Stock Certificate.(1)

2. Registrant's Restated Certificate of Incorporation, as currently in effect.(2)

3. Registrant's Restated Certificate of Incorporation, to be filed and become effective immediately following the closing of the offering.(3)

4.         Registrant's Bylaws.(4)

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(1)    Filed with the Securities and Exchange Commission as exhibit 4.2 to
       Registrant's Form S-1 Registration Statement, No. 333-90103, as amended, and incorporated herein by reference.

(2) Filed with the Securities and Exchange Commission as exhibit 3.3 to Registrant's Form S-1 Registration Statement, No. 333-90103, as amended, incorporated herein by reference.

(3) Filed with the Securities and Exchange Commission as exhibit 3.5 to Registrant's Form S-1 Registration Statement, No. 333-90103, as amended, incorporated herein by reference.

(4) Filed with the Securities and Exchange Commission as exhibit 3.4 to Registrant's Form S-1 Registration Statement, No. 333-90103, as amended, incorporated herein by reference.

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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     THE LIGHTSPAN PARTNERSHIP, INC.
                                     (Registrant)

Date:   February 4, 2000             By:  /s/ Carl Zeiger
                                          ------------------------------
                                          Carl Zeiger
                                          PRESIDENT AND CHIEF OPERATING OFFICER